UNITED STATES	OMB APPROVAL
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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2004

Zebra Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	00-19406	36-2675536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	333 Corporate Woods Parkway, Vernon Hills, IL	60661
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 634-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2004, Zebra Technologies Corporation (the “Registrant”) issued a press release setting forth the Registrant’s third-quarter earnings which was furnished on a Form 8-K earlier today. That release contained a mathematical error in calculation of the percentages of net sales growth and earnings growth under "Fourth Quarter Outlook."  The error was corrected by the Company by a correcting release.  A copy of the Registrant’s press release with the corrected percentages is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.  The information contained in this Form 8-K/A, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) None.

(b) None.

(c) Exhibits - The following Exhibit is being furnished herewith:

Exhibit Number	Description of Exhibits

99.1	Press Release of Registrant dated October 27 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

	By:	/s/ Edward L. Kaplan
Chairman of the Board and
Chief Executive Officer

Dated: October 27, 2004

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press Release of Registrant dated October 27, 2004.